UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 7, 2013

____________________________

GROWLIFE, INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364 (Address of Principal Executive Offices and zip code)

(800) 977-5255

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Revolving Promissory Note

On June 7, 2013, GrowLife, Inc. (the “Company”) entered into a Revolving Promissory Note (the “Revolving Note”) with W-Net Fund I, L.P. (“W-Net”). Under the terms of the Revolving Note, W-Net agreed to advance to the Company, from time to time and at W-Net’s discretion, amounts up to an aggregate of $550,000 pursuant to requests made by the Company until July 31, 2014. All advances shall be paid on or before July 31, 2014 and interest shall accrue from the date of any advance on any principal amount withdrawn, and on accrued and unpaid interest thereon, at the rate of seven percent (7%) per annum, compounded annually.

The Company’s obligations under the Revolving Note will accelerate, upon written notice from W-Net, upon a bankruptcy event with respect to the Company, any default in the Company’s payment obligations or the Company’s breach of any provision of any material agreement between the Company and W-Net. Upon an event of default, the Revolving Note will bear interest at the rate of 15% per annum, compounded annually.

The foregoing summary of the Revolving Note is qualified in its entirety by reference to the actual agreement attached hereto as Exhibit 10.1.

Securities Purchase Agreement

On June 7, 2013, GrowLife Hydroponics, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“GLH”), completed the purchase (the “Acquisition”) of all of the membership interests (the “Purchased Interests”) of Rocky Mountain Hydroponics, LLC, a Colorado limited liability company, Evergreen Garden Center, LLC, a Maine limited liability company, and Evergreen Garden Center, LLC, a Delaware limited liability company, pursuant to the terms of a Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company, GLH, Sequoia, LLC, Pressure Drop Holdings, LLC and Sachin Karia (collectively, the “Sellers”).

As consideration for the Purchased Interests, the Company (1) paid to the Sellers in cash an aggregate of $550,000 on the closing date of the Acquisition, (2) issued to the Sellers an aggregate of 7,857,143 shares of the Company’s common stock (the “Shares”) and (3) issued to the Sellers 12% Senior Secured Convertible Promissory Notes in the aggregate principal amount of $800,000 (the “12% Notes”).

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the actual agreement attached hereto as Exhibit 2.1.

12% Senior Secured Convertible Promissory Notes and Security Agreement

In accordance with the Purchase Agreement, on June 7, 2013, the Company issued the 12% Notes to the Sellers. The aggregate original principal amount of the 12% Notes is $800,000 and pays 12% interest per annum with a maturity date of June 8, 2015. No cash interest payments are required, except that accrued and unconverted interest shall be due on the maturity date and on each conversion date with respect to the principal amount being converted, provided that such interest may be added to and included with the principal amount being converted. If there is an uncured event of default (as defined in the 12% Notes), the holder of each 12% Note may declare the entire principal and accrued interest amount immediately due and payable. Default interest will accrue after an event of default at an annual rate of 18%. The 12% Notes may be prepaid by the Company at any time upon ten days’ prior written notice to the holders of the 12% Notes, and the 12% Notes may not be forced by the Company to be converted.

On June 7, 2013, the Company also entered into a Security Agreement (the “Security Agreement”) with the Sellers, pursuant to which, all of the Company’s obligations under the 12% Notes are secured by security interests in all of the Company’s assets, including intellectual property. Upon an event of default under the 12% Notes or the Security Agreement, the 12% Note holders may be entitled to foreclose on any of such assets or exercise other rights available to a secured creditor under California law.

Each 12% Note is convertible at any time into the Company’s common stock at a specified conversion price of $0.035 per share. The 12% Note conversion price will be subject to specified adjustments for certain changes in the number of outstanding shares of the Company’s common stock.

The issuance of the Shares, the 12% Notes and the issuance of the shares of the Company’s common stock underlying such 12% Notes upon the conversion thereof, is intended to be exempt from registration under Rule 506 promulgated under the Securities Act of 1933, as amended.

The foregoing summaries of the 12% Notes and the Security Agreement are qualified in their entirety by reference to the actual agreements attached hereto as Exhibits 10.2 and 10.3, respectively.

Item 1.02 Termination of a Material Definitive Agreement.

On April 5, 2012, the Company acquired (the “Merger”) SG Technologies Corp, a Nevada corporation (“SGT”), pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated March 21, 2012, by and among the Company, SGT, Sterling C. Scott, and W-Net (the “Merger Agreement”).

In connection with the Merger, on April 5, 2012, the Company entered into a voting agreement (the “Voting Agreement”) with SGT’s former stockholders (which included (1) Sterling C. Scott, a member of the Board, the Company’s Chief Executive Officer and Secretary and a beneficial owner of more than 5% of the Company’s common stock, (2) Justin Manns, a member of the Board and the Company’s Chief Financial Officer, (3) Jordan Scott, a beneficial owner of more than 5% of the Company’s common stock, and (4) Lauri S. Bilawa, a beneficial owner of more than 5% of the Company’s common stock), W-Net and Europa International, Inc. (“Europa”), pursuant to which, among other things, such stockholders agreed to vote the shares of the Company’s capital stock held by such stockholders to elect the following persons to the Company’s Board of Directors (the “Board”):

•	three persons designated by Sterling C. Scott, one of which must be an independent director, for so long as SGT’s former stockholders or any of their affiliates continue to own beneficially shares of the Company’s common stock; and

•	two persons designated by W-Net, one of which must be an independent director, for so long as W-Net and Europa or any of their affiliates continue to own beneficially shares of the Company’s common stock.

On June 7, 2013, W-Net, Europa and the requisite SGT former stockholders (including Sterling C. Scott, Justin Manns and Jordan Scott) terminated the Voting Agreement in accordance with its terms.

In the Company’s Current Report on Form 8-K dated March 22, 2012, the Company reported the execution of the Merger Agreement and included a copy of the Merger Agreement therein as Exhibit 2.1. In the Company’s Current Report on Form 8-K dated April 9, 2012, the Company reported the execution of the Voting Agreement and included a copy of the Voting Agreement therein as Exhibit 10.2.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure related to the Purchase Agreement, the 12% Notes and the Security Agreement in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure related to the Purchase Agreement, the 12% Notes and the Security Agreement in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 7, 2013, in connection with the consummation of the Acquisition, the Board appointed Robert E. Hunt to the Board and appointed Mr. Hunt as an Executive Vice President of the Company.

Robert E. Hunt (age 41) has more than five years of experience in the gardening industry specializing in organic and hydroponic growing methods as the majority owner and Chief Executive Officer of both Rocky Mountain Hydroponics, LLC (“RMH”) in Colorado and Evergreen Garden Centers, LLC (“EGC”) in Massachusetts, New Hampshire and Maine. As the Chief Executive Officer of RMH and EGC, Mr. Hunt grew the companies from one location to five locations and significantly increased revenue during each year of leadership, building it to annual sales of more than $4,000,000. Mr. Hunt is also an active attorney in the State of Colorado, where he has helped advise and guide many medical marijuana dispensaries through a rapidly changing legal landscape. Mr. Hunt is also the principal of Robert E. Hunt Consulting and the Chairman of the Coalition for Responsible Patient Care, both based in Massachusetts, where he has taken an active role in helping to develop and implement the medical marijuana market in Massachusetts. Mr. Hunt has authored articles for such publications as Hydrolife Magazine and the MMJ Business Daily. He has also appeared in articles as a hydroponics and medical marijuana industry professional in Boston publications including the Globe, the Herald, the Phoenix and the Business Journal. Mr. Hunt has also been a panelist for the National Cannabis Industry Association. Prior to joining RMH and EGC, Mr. Hunt was the Chief Executive Officer of All About Content, a technology start-up based in Aliso Viejo, California. Mr. Hunt graduated from Suffolk University Law School in 2007 and the University of Vermont in 2003.

Mr. Hunt does not have any family relationships with any of the Company’s other directors or executive officers. On June 7, 2013, the Company issued a 12% Note to Pressure Drop Holdings, LLC in the original principal amount of $408,000. Mr. Hunt owns a majority of the outstanding membership interests of Pressure Drop Holdings, LLC. Reference is made to the disclosure in Item 1.01 of this Current Report on Form 8-K regarding the material terms of the 12% Notes, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)        Financial statements of business acquired. The financial statements required by this item are not included in this Current Report on Form 8-K and will be filed with the Securities and Exchange Commission (the “SEC”) no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)       Pro forma financial information. The pro forma financial information required by this item is not included in this Current Report on Form 8-K and will be filed with the SEC no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

2.1	Securities Purchase Agreement dated June 7, 2013, by and among GrowLife, Inc., GrowLife Hydroponics, Inc., Sequoia, LLC, Pressure Drop Holdings, LLC and Sachin Karia.

10.1	Revolving Promissory Note dated June 7, 2013 issued by GrowLife, Inc. in favor of W-Net Fund I, L.P.

10.2	Form of 12% Senior Secured Convertible Note.

10.3	Security Agreement dated June 7, 2013, by and among GrowLife, Inc., Sequoia, LLC, Pressure Drop Holdings, LLC, Sachin Karia and Robert E. Hunt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: June 7, 2013

By: /s/ Sterling C. Scott

Sterling C. Scott

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number Description of Exhibit

2.1	Securities Purchase Agreement dated June 7, 2013, by and among GrowLife, Inc., GrowLife Hydroponics, Inc., Sequoia, LLC, Pressure Drop Holdings, LLC and Sachin Karia.

10.1	Revolving Promissory Note dated June 7, 2013 issued by GrowLife, Inc. in favor of W-Net Fund I, L.P.

10.2	Form of 12% Senior Secured Convertible Note.

10.3	Security Agreement dated June 7, 2013, by and among GrowLife, Inc., Sequoia, LLC, Pressure Drop Holdings, LLC, Sachin Karia and Robert E. Hunt.